UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2004

Travelers Property Casualty Corp.

(Exact name of registrant as specified in its charter)

Connecticut	001-31266	06-1008174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tower Square
Hartford, Connecticut		06183
(Address of principal executive offices)		(Zip Code)

(860) 277-0111
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On March 29, 2004, The St. Paul Companies, Inc. and Travelers Property Casualty Corp. issued a press release announcing that they have received all required regulatory and shareholder approvals for the previously announced combination of the companies and that the companies intend to close the transaction on April 1, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit
99	Press release dated March 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2004	Travelers Property Casualty Corp.

	By:	/s/ Paul H. Eddy

Paul H. Eddy
Co-General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Press release dated March 29, 2004.